R&D Day October 2021 Exhibit 99.2

Forward Looking Statements This presentation has been prepared by TCR2 Therapeutics Inc. (“we,” “us,” or “our”) and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our clinical results and other future conditions. All statements, other than statements of historical facts, contained in this presentation, including express or implied statements regarding our expectations for the Phase 1/2 clinical trials of gavo-cel and TC-110, our expectations for the safety and efficacy of our product candidates and enhancements, including gavo-cel and TC-110, compared to current T-cell therapy approaches, our expectations regarding the estimated patient populations and related market opportunities in gavo-cel’s and TC-110’s targeted indications, and our expectations regarding manufacturing of our product candidates are forward-looking statements. These statements are based on management’s current expectations and beliefs and are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others: uncertainties inherent in clinical studies and in the availability and timing of data from ongoing clinical studies; whether interim results from a clinical trial will be predictive of the final results of a trial; the possibility that positive results from preclinical studies and correlative studies may not necessarily be predictive of the results of our planned clinical trials, including the Phase 1/2 clinical trials of gavo-cel and TC-110; the risk that the results from the Phase 1/2 clinical trials of gavo-cel and TC-110 will not support further development and marketing approval; the risk that we may be unable to gain approval of gavo-cel, TC-110 and our other product candidates on a timely basis, if at all; the risk that we have over-estimated the potential patient population for our product candidates, if approved; the risk that the current COVID-19 pandemic will impact our clinical trials and other operations; and the other risks set forth under the caption “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 16, 2021, as updated in our most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, as filed with the SEC on August 5, 2021, and in our future filings with the SEC available at the SEC’s website at www.sec.gov. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. You should not place undue reliance on any forward‐looking statements, which speak only as of the date they are made.  While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Agenda Leading the Way in Solid Tumors Utilizing the Full Power of the TCR Beginning with gavo-cel and Mesothelin History of Anti-Mesothelin Clinical Therapies                                 Phase 1 Clinical Trial & Next Steps                                                Boosting TRuC-T Cells with Enhancements TC-510: PD-1:CD28 Switch                                                           IL-15 Enhancements Novel Targets: CD70  Advancing our Allogeneic Program                                      Beyond Oncology with TRuC T-Regs Closing Remarks                                                                       Q&A Garry Menzel, President and CEO Robert Hofmeister, CSO Raffit Hassan, National Cancer Institute Alfonso Quintás-Cardama, CMO Robert Hofmeister, CSO Robert Tighe, VP of Research Robert Hofmeister, CSO Garry Menzel, President and CEO

Leading the Way in Solid Tumors Garry Menzel, Ph.D. President and Chief Executive Officer

A Focused Solid Tumor T Cell Therapy Company We discover. We innovate. We are redefining the TCR complex. We are changing what it means to be diagnosed with solid tumors. Our mission is to deliver the promise of tomorrow to patients.

90% US Cancer Deaths From Solid Tumors Clinical Validation in Solid Tumors 4 The Solid Tumor Market Is a Significant and Open Opportunity 10% US Cancer Deaths From Blood Cancer Ref: ACS Cancer Statistics 2020 Clinically Validated Cell Therapies in Solid Tumors All Utilize the Full TCR Complex

 Advancing a Diverse Pipeline of Solid Tumor Programs MSLN, mesothelin; NSCLC, non-small cell lung cancer; MPM, mesothelioma; GvHD, Graft versus Host Disease

Executing Pipeline Value Strategy Target Selection Core TRuC Enhancements Indication Indication Indication Indication Pick the Best Target Design the Core TRuC Integrate Enhancements Tailor to Indications

Advancing a Differentiated Approach in Cell Therapy Utilizing the Full Power of the TCR Robert Hofmeister, Ph.D. Chief Scientific Officer

TCR-Based Therapies: An Innovative Approach in Solid Tumors A Superior Starting Point: utilization of the full TCR retains auxiliary molecules of TCR signal transduction pathway Critical element limiting CAR activity in solid tumors Success in Solid Tumors with Full TCR Complex: encouraging clinical responses (CRs, PRs) in patients with solid tumors, even with refractory disease, emerging with TCR-based therapy studies (i.e. TILs, TCR-Ts and TRuCs) Hardy et al., Immunotherapy 2020

Evolving the Natural Power of the TCR

Advancing a New Cell Therapy Modality to Create Life-Transforming Medicines

Harnessing the TCR Complex

- Comprehensive T cell activation to **tackle solid tumors**
- **No HLA restriction** supports broad patient access
- **Versatile platform** with flexibility to add enhancements
- **Potential across oncology and autoimmune** in multiple high-value indications



TRuC® Platform
(T Cell Receptor Fusion Constructs)
TRuC® construct integrates into the TCR
replacing the native CD3ε subunit
ε
δ
α
β
γ
ε
ζ
ζ
Cytotoxic TRuC-T Cells
Solid Tumors
Hematological Malignancies
TRuC Treg Cells
Autoimmune Diseases
Transplant Rejection

11

TCR²
THERAPEUTICS

Mesothelin Targeted Therapies Raffit Hassan, M.D. Chief of Thoracic and GI Malignancies Branch at the National Cancer Institute

gavo-cel Clinical Update Alfonso Quintás-Cardama, M.D. Chief Medical Officer Identification of RP2D within Reach

ICI, immune checkpoint inhibitor; MSLN, mesothelin; LD, lymphodepletion; CRS, cytokine release syndrome; Gr, grade; MPM, malignant pleural/peritoneal mesothelioma Data Cutoff – October 13, 2021 Dose Level DL3 (1x108/m2) DL3.5A (3x108/m2 fractionated) DL3.5A DL3.5A Patients 18 19 20 21 Age/Sex 59/F 66/F 50/M 43/F Diagnosis MPM MPM MPM MPM MSLN 2+/3+ 60 92 75 70 No. Prior Rx 5 9 7 10 ICI No Yes Yes Yes Anti-MSLN Rx No No Yes No Bridging Therapy Yes Yes Yes Yes LD Chemo Yes Yes Yes Yes Highest CRS Gr 1 Gr 1 Gr 2 None yet Patients Treated post ESMO gavo-cel Phase 1 Summary and Next Steps MTD identified at DL5 (5x108/m2 following LD) Currently testing lower doses with fractionation DL3.5A: 3/3 split patients treated Identification of RP2D before year-end Next steps: Proposed Phase 2 design to FDA, including: New mesothelin expression cutoff gavo-cel redosing Checkpoint combinations Initiation of Phase 2 study gavo-cel + Checkpoint Inhibitor Combination Rationale

- Cancer limits antitumor responses by expressing immune checkpoints such as PD-L1[1,2,3]
- PD-L1 expression is induced by T cell–secreted IFN-γ and TNF-α[2]
- The addition of PD-(L)1 blockade therapy[1,2,3]:
  - Rescues the function of exhausted T cells
  - Enhances persistence and function of CAR T cells
  - Induces epitope spreading and neoantigen response through promotion of endogenous immunity
- Clinical synergism between anti-MSLN CAR T and pembrolizumab shown in mesothelioma[4]

[1]Cherkassky et al. J Clin Invest 2016; [2]Grosser et al. Cancer Cell 2019; [3]Adusumilli et al. Sci Transl Med 2014; [4]Adusumilli et al. Cancer Discov 2021

16

TCR² THERAPEUTICS

Matching Enhancements with Indication Specific Biology Boosting TRuC-T Cells with Enhancements Robert Hofmeister, Ph.D. Chief Scientific Officer

The TRuC Platform Has Exponential Options TRuC-Tregs Multiple High-Value Indications – GvHD, T1D, ALS, MS Solid Tumor Franchise MSLN, CD70, GPC3, NECTIN4 Building a Cell Therapy Franchise Next Generation of TRuCs Beyond Oncology Increasing Patient Access Enhancements PD-1 Switch, IL-15 and Many More Allogeneic Platform POC for Lead Candidate, αβ and γδ chain TRuCs MSLN, mesothelin; POC, proof-of-concept; GvHD, Graft versus Host Disease; T1D, Type 1 Diabetes; ALS, amyotrophic lateral sclerosis; MS, multiple sclerosis

Immunosuppressive Mechanisms in Solid Tumors Drive T Cells into a Dysfunctional State

With our enhancements we want to solve for the major hurdles of cell therapy

- Inhibition of T cell activity by immunosuppressive factors (PD-1, TGFβ)
- Chronic T cell stimulation resulting in T cell exhaustion
- Lack of stemness limiting durability of response



TRuC-T cell
Tumor cell
PD-1
PD-L1
Target
APC
TGFβ
MDSC
TAM
CAF
T_{EX} Progenitor
T_{EX} Intermediate
T_{EX} Terminal
EXHAUSTION

19

TCR2 THERAPEUTICS

Enhancements Endow TRuC-T Cells with Characteristics to Improve Efficacy in Solid Tumors PD-1 Re-invigorate TRuC-T cells gavo-cel + anti-PD1 Enhances gavo-cel and TILs in the tumor microenvironment Reverts T cell exhaustion PD-1 CD28 PD1xCD28 Maintenance of T cell potency PD1xCD28 Switch Enhances T cell activity in tumor microenvironment (TME) Delays T cell exhaustion IL-15 Stem-like properties for persistence Maintains naïve and memory T cell phenotype Enhanced survival, proliferation and T cell fitness IL-15

PD1xCD28 & IL-15 Are Suited for Different Tumor Environments Tumors with low antigen expression and less relevance of PD-1 pathway Provides an autonomous survival signal in the absence of TCR signal Endows TRuC-T cells with stem-like properties (upregulation of TCF1) Very strong proliferation upon TCR activation, preferential effect on CD8+ T cells Long persistence of cells post tumor clearance IL-15 Tumors with high PD-L1 expression and established role of the PD-1 pathway Provides an extra boost (PD-L1 dependent co-stimulation) by increasing effector function Longer persistence of TRuC-T cells leads to tumor regression in rechallenge model  Co-stimulation may protect TRuC-T cells from activation induced cell death (AICD) tumors with low antigen expression  PD1xCD28 Switch

Expanding our Reach into Mesothelin-Expressing Tumors TC-510: gavo-cel + PD1xCD28 Switch Robert Tighe Vice President of Research

Enhancing gavo-cel with a PD1xCD28 Switch Receptor TC-510 is designed to improve upon the already promising clinical activity observed with gavo-cel PD1xCD28 switch is designed to hijack the PD-1/PD-L1 inhibitory pathway, transforming it into a potent costimulatory signal Preclinically, TC-510 shows enhanced T cell function and anti-tumor activity compared to gavo-cel Activation Inhibition Activation

Elucidating TC-510's Mechanism of Action

Costimulatory Signaling vs. PD-1 Dominant Negative Receptor (DNR)


gavo-cel
TC-510
gavo-cel + PD1xCD28
gavo-cel + PD1xCD28Mut
gavo-cel + PD1 DNR
α β
ε δ
γ ε
ζ ζ
PD1xCD28
Activation
PD1xCD28
No Activation
No Activation

TRuC Signaling	Yes	Yes	Yes	Yes
Co-Receptor	No	Active Signaling and Decoy Function	Decoy Function	Decoy Function

24

TCR2 THERAPEUTICS

TRuC + PD1xCD28Mut NT MSLN εTRuC TRuC + PD1xCD28 TRuC + PD1DNR NT MSLN εTRuC TRuC + PD1xCD28 TRuC + PD1xCD28Mut TRuC + PD1DNR MSTO-M High MSLN Low PD-L1 MSTO-M/PDL1 High MSLN High PD-L1 Increased expansion and persistence was observed against both high and low PD-L1 tumor targets Enhancement of expansion is primarily driven by signaling activity rather than decoy function Tumor Cells Added TRuC-T cells in co-culture with MSTO-M or MSTO-M/PDL1 cells at 1:20 ratio TC-510 Demonstrates Improved In Vitro Expansion and Persistence vs gavo-cel gavo-cel TC-510 gavo-cel + PD1xCD28mut gavo-cel + PD1xCD28DNR gavo-cel + PD1xCD28mut gavo-cel + PD1xCD28DNR gavo-cel TC-510

Non-transduced gavo-cel TC-510 NT gavo-cel TC-510 Vehicle gavo-cel + PD1xCD28Mut 1.5 x106 T cell dose MSTO-M/PDL1 MODEL Against Tumors with High PD-L1 Expression, TC-510 Shows Superior Efficacy to gavo-cel In Vivo

TC-510: Opportunities for an Enhanced gavo-cel Preclinical data demonstrated: Enhances efficacy of gavo-cel against PD-L1 overexpressing tumors Prevented exhaustion upon repeated antigen stimulation Further expand the TRuC platform into additional solid tumor indications Promising strategy to improve the clinical efficacy of TRuC-T cells IND-enabling studies ongoing with filing expected in 1Q 2022

Evolving TRuC-T Cell Persistence and Phenotype with IL-15 IL-15 Enhancements Robert Tighe Vice President of Research

IL-15 as an Enhancement for T Cell Function γ chain cytokine important for the development and homeostasis of NK cells and CD8+ T cells IL-15 has a crucial role in the maintenance and survival of naïve and central memory T cells with high proliferative capacity Promotes the survival and proliferation of naïve and central memory CD8+ T cells Promotes survival of T cells in the absence of TCR stimulation Inhibits IL-2 activation induced cell death (AICD) Based on these properties, IL-15 signaling is expected to enhance TRuC-T cell persistence and improve efficacy against solid tumors Dwyer et. al. Frontiers in Immunology 2019.

Constitutively secreted, soluble form that binds to endogenous IL-15Rα IL-15 presentation to IL2Rβ/γc in cis and trans Constitutively overexpressed IL-15/IL-15Ra fusion IL-15 presentation to IL2Rβ/γc in cis and trans Secreted IL-15 Membrane-bound IL-15 fusion protein IL-15 tethered to IL-15Rα Secreted, not tethered to IL-15 Endogenous IL-15Rα IL-15/L-15Rα fusion IL-2Rβ γc IL-2Rβ γc Head-to-Head Testing of Two IL-15 Concepts that Primarily Differ in Modes of Signaling

IL-15 Expressing TRuC-T Cells Upregulate Stemness Markers and Show Autonomous Persistence *In Vitro*

Upregulation of Stemness Markers Following T Cell Activation



NT
gavo-cel
sIL15
mbIL15fu
CD4+
CD8+
10.7
47.9
39.3
2.04
10.7
47.9
39.3
2.04
19.9
62.0
15.4
2.80
24.8
58.0
16.0
1.18
11.1
61.2
26.7
1.03
39.8
43.6
14.4
2.13
12.0
82.4
4.84
0.75
15.3
80.1
4.01
0.58
CD27
TCF-1

T-cells were cocultured with MSTO-MSLN cells for 96 hours and then stained for TCF-1 and CD27 and analyzed by flow cytometry.

Enhanced Persistence in Absence of Stimulation



NT
gavo-cel
sIL15
mbIL15fu
Total T-cell counts
TRuC+ T-cell counts
Fold Change
%+TRuC
Days

T-cells were cultured in vitro for 10 days in cytokine-free media and cell numbers were quantified on indicated days

31

Rechallenge on day 44 Tumor Growth After Rechallenge IL-15 Enhanced TRuCs Show Durable Functional Persistence In Vivo that Protects from Tumor Rechallenge gavo-cel gavo-cel

IL-15 Enhanced TRuC-T Cells Increased Proliferation & Persistence with Contraction after Tumor Clearance

Tumor Expansion
Day 14



# of TRuC+ T cells (in tumor extract)
1.5×10⁷
1.0×10⁷
5.0×10⁶
0.0
NT
gavo-cel
sIL15
mbIL15fu
CD4+
CD8+
Ki67

Blood Expansion
Day 14



# of TRuC T cells (per 150 µL/blood)
3×10⁵
2×10⁵
1×10⁵
0
NT
gavo-cel
sIL15
mbIL15fu
CD4+
CD8+
Ki67

Blood Persistence & Contraction
Day 38
(~12 days after tumor clearance)



# of TRuC T cells (per 150 µL/blood)
3×10⁵
2×10⁵
1×10⁵
1×10⁴
8×10³
6×10³
4×10³
2×10³
0
NT
gavo-cel
sIL15
mbIL15fu
CD4+
CD8+
Ki67

- IL-15 enhanced TRuC-T cells show significantly increased expansion in tumor and blood
- Higher expansion and proliferation of mbIL-15fu vs. sIL-15
- After tumor clearance, IL-15 enhanced T cells stop proliferating and start to contract

33

TCR² THERAPEUTICS

Preclinical data demonstrated: Favorable phenotype with CD8+ naïve/T cell central memory cells  Enhanced stemness markers associated with long-term proliferative capacity Increased persistence in the absence of external, activating stimuli Increased expansion and persistence to fully protect from tumor rechallenge Enabled to potentially increase TRuC-T cell persistence in cancer patients for improved efficacy against solid tumors Early Data Supports Role of IL-15 in Phenotype and Persistence

CD70, GPC3, NECTIN4 Identification of Novel Targets Robert Tighe Vice President of Research

Novel Target Selection Process


α
β
ε
δ
γ
ε
ζ
ζ

1. **Expression profile** of the tumor antigen
2. **Scientific evidence and validation** of the tumor antigen
3. **Evaluation of target indication** patient population, market landscape and competition
4. **Clinical path forward**

Target	Characteristics	Indications
CD70	• Increases frequency and activation of Tregs in TME • Limited expression to highly activated T cells and B cells, epithelial cells of the thymic medulla	• Wide range of solid tumors, hematological malignancies
GPC3	• Linked to proliferation and oncogenic pathways, Wnt, Yap and hedgehog • Proteolytically shed domain is detected in serum • Little expression in adult healthy tissue, associated with poor prognosis	• Liver cancer
NECTIN4	• Role as stimulatory co-receptor for prolactin receptor • Soluble form detected in serum, prognostic risk factor • Abundant in fetal tissue but declines in adult life, overexpressed in many cancers (~97% of urothelial cancers)	• Urothelial cancer

36

CD70+ Tumors (% Positive) CD70+ U.S. Patients 15,000 20,000 2,000 9,000 1,100 10,000 80,000 3,500 400 (and other EBV+ cancers) (Higher in certain subtypes) Sources: SEER, Flieswasser et al., Cancers 2019, Agathanggelou et al., Am J Pathol. 1995, Riether J Exp Med 2017 RCC Melanoma Breast cancer Tonsils DLBCL CTCL MCL Examples of Tissue Staining Flieswasser et al., Cancers 2019 CD70 Population is Large and Spans a Diverse Set of Tumors Up to 141,000 CD70+ patients in the US alone

Expressed in a broad range of solid and hematological malignancies Expression in normal, healthy cells limited to activated lymphocytes (i.e., subset of T cells, B cells, and dendritic cells) Expression in activated T cells renders CD70-directed T cell therapies susceptible to fratricide Tumor Cell CD70: Highly Attractive Target with an Innate Fratricide Challenge

Discovery of Fratricide-Resistant CD70 Lead (TC-520) NT Fratricide-Prone TC-520 CCR7 CD45RA CD3+ 46.6 29.0 37.7 Differentiation Fratricide-resistant TC-520 shows a more robust naïve/TSCM phenotype important for in vivo efficacy/persistence TC-520 further shows normal expansion and lower basal activation TC-520 shows high in vitro potency against tumor targets with low levels of CD70 expression Characterization at end of 10-day manufacturing process TEMRA Naïve/ Tscm TCM TEM

RCC, renal cell carcinoma T cell injection TC-520 786-O (RCC) CD70 TC-520 Exhibits Potent and Persistent In Vivo Efficacy

TC-520 Exhibits Potent Efficacy in Tumor Models with Low and Moderate Expression A single dose of TC-520 induced tumor regression in a disseminated AML model with low CD70 expression and a RCC model with moderate CD70 expression. T cell injection MOLM13 (AML) TC-520 CD70 AML MODEL T cell injection ACHN (RCC) CD70 TC-520 RCC MODEL AML, acute myeloid leukemia; RCC, renal cell carcinoma

NT TC-520 mbIL-15fu TRuC+CD4+ TRuC+CD8+ CCR7 CD45RA TRuC+ Autonomous Persistence Repeated Stimulation TC-520 In Vivo Efficacy at Suboptimal Dose in CD70 low H1975 NSCLC model CD70 106 T cells TC-520 IL-15 Enhancement Improves TC-520 Phenotype and Function TEMRA Naïve/ Tscm TCM TEM  TC-520  TC-520

Preclinical data demonstrated: Successfully identified fratricide-resistant anti-CD70 TRuC that displays a favorable phenotype Potent in vivo efficacy against tumors with low, moderate and high CD70 expression  Potential to target new indications (both solid tumors and hematological malignancies), broadening the market opportunity of TRuC-T cells IL-15 enhancement further improves the phenotype and preclinical efficacy of TC-520 IND-enabling studies for TC-520, our TRuC-T cell targeting CD70 co-expressing an IL-15 enhancement, targeted in 2022 with an indication focus on renal cell carcinoma TC-520: Pursuing Path Forward with Enhancements

Broadening Platform, Increasing Patient Access Allogeneic TRuCs Robert Hofmeister, Ph.D. Chief Scientific Officer

Expanding TRuC-T Cell Reach with Allogeneic Capabilities Use of healthy donor apheresis product Engineering of primary T cells to maintain functional and phenotypical properties of T cells Restoration of the full TCR for optimal T cell activation Potency Removal of TCR variable domains to avoid GvHD Introduction of fully human TCRγ/δ constant domains to reduce risk of immunogenicity Safety Knock-out of B2M to avoid host rejections Co-expression of IL-15 to increase T cell fitness and persistence Persistence

Allo TRuC-T Cells are Generated in a Two-Step Process Knocking-out TRAC locus to delete TCR 1 TRAV TRAJ TRAC X CRISPR/Cas Introduction of mouse TCRα/β or human TCRγ/δ constant regions to enable TCR assembly 2 γ δ sdAb binder TRuC TCR (Not alloreactive) Natural TCRαv and βv domains Natural TCR (Alloreactive)

Optimization and Selection of Allo TRuC Designs Murine TCR α/β constant domains Human TCR γ/δ constant domains Human TCR α/β constant domains Autologous Allogeneic Long linker Short linker α β α β α β γ δ α β The re-expression of murine TCR α/β or γ/δ constant domains avoids mis-pairing with the endogenous human TCRβ subunit thereby enhancing the restoration of the TCR

NT gavo-cel α β α β TCRαβ CD3ε VHH SSC-A ε ε mTCRα/β tether (SL) γ δ hTCRγ/δ tether MSLN TRuC Expression Restoration of CD3 expression Natural TCRα/β expression Re-Introduction of TCR Constant Domains Restores TCR Expression on Allo TRuC-T Cells

NT No infiltration of CD7+ human T in the livers 50 days post non-transduced (NT) or TRuC-T cell administration Immunohistochemistry gavo-cel mTCRα/β; hCD3ε tether mTCRα/β tether (SL) Mixed Lymphocyte Reaction Mesothelin-Specific Allo TRuC-T Cells Do Not Cause GvHD

Autologous gavo-cel mTCRα/β; hCD3ε tether mTCRα/β tether (LL) hTCRγ/δ tether mTCRα/β tether (SL) NT Equivalent Anti-Tumor Activity of gavo-cel with Allogeneic TRuC-T Cells

Preclinical data demonstrated: TCR complex can be restored in TRAC-deficient T cells and efficiently integrated enabling full TCR signaling Allogeneic TRuCs show equivalent efficacy to autologous TRuCs Allogeneic TRuCs are not alloreactive and do not cause GvHD in mice Currently evaluating the combination of enhancements with allogeneic TRuC-T cells to improve persistence and stemness Identification of lead candidate in 2022 Lead based on fully human TCR γδ fusion constructs to reduce the risk of immunogenicity Knock-out B2M in addition to TRAC to mitigate host rejection Allogeneic Platform Further Expands Patient Reach

Diversification Opportunity in Autoimmune Diseases TRuC Tregs Robert Hofmeister, Ph.D. Chief Scientific Officer

Innovative T Cell Engineering for the Treatment of Autoimmune Diseases Adapted from Vignali DAA. et al., (2008) Nature Immunology 8(7)525-532 Regulatory T Cells are the Master Controllers of Self-Tolerance Secretion of immunosuppressive cytokines Direct killing of effector T cells and APCs Delivery of co-inhibitory signals Secretion of immunosuppressive metabolites Deprivation of growth factors by acting as an IL-2 sink

TRuC Tregs at Forefront of Autoimmune Cell Therapy

Adoptive Treg Therapy has Evolved and Gained Significant Momentum

Increasing specificity and potency

Polyclonal Tregs

- >100 patients worth of feasibility and safety data with no GVHD or "class-switching" to T_{eff} cells
- Early signs of efficacy in GVHD[1,2] and transplant[3]
- Tregs detected up to 1-year post-infusion[4]

Antigen Specific Tregs

- Antigen reactive Tregs selected and expanded
- Efficacy seen in preclinical models where polyclonal Tregs fail[5]
- Early signs of efficacy demonstrated in liver transplant[6] and Crohn's[7]

Engineered Tregs

- Engineered to stabilize phenotype and enhance homing
- First CAR-Treg clinical trial in 2021, targeting HLA-A*02 in organ transplant[8]
- Preclinical data suggest tissue-specific antigen is sufficient for Treg function[9]

~$670M Raised by <10 Early-Stage Private Treg-focused Biotechs in 2021

54

1. Tronkowski, 2009, 2. Brunstein 2010, 3. Sawitzki, 2020, 4. Bluestone, 2015, 5. Stephens, 2009, 6. Todo, 2016, 7. Desreumaux, 2012, 8.Sangamo, 2021 9. Eshhar, 2014

TCR2 THERAPEUTICS

TCR Signal All TCR subunits (not just CD3ζ) have been shown to be important for Treg development and stability (Rudensky, 2016) Residual inflammatory cytokine production reported when a CAR-Treg is activated via its CAR but not its TCR (Boroughs, 2019) Certain costimulatory domains and contexts can drive CAR-Tregs to effector function (Dawson 2020) Tissue Homing Like TRuCs targeting solid tumors, Treg efficacy is dependent on controlled and faster trafficking to tissues T Cell Persistence CAR tonic signaling can cause a hyporesponsive, exhausted phenotype and decreased persistence (Lemarche, 2020) Entire TCR Signaling TRuC Treg Function Predicated on the Natural TCR Signal

Neuroinflammatory Disorders ALS, Myasthenia Gravis, Progressive Multiple Sclerosis Decreased Treg levels and Treg dysfunction are associated with several neurological diseases Opportunity to slow disease progression and delay disability in diseases with high need Transplant Solid organ transplant, GVHD Tregs can drive tolerance to alloantigen rejection Opportunity to reduce or eliminate need for long-term immune suppression (and associated side effects) Severe Autoimmune Disorders Aplastic Anemia, Systemic Sclerosis Tregs can reduce pathogenic inflammation and restore homeostasis Opportunity to provide disease modifying therapies in high need indications Large Autoimmune Markets Type 1 Diabetes, Crohn’s, Lupus Nephritis Large markets where even a small share of patients would be meaningful Opportunity to target refractory/ severe niches, possibility to drive long-term remissions or cures with single dose TRuC Tregs Can Address Multiple Therapeutic Markets

HLA-A*02 Anti-HLA-A*02 scFv Construct 1: anti-HLA-A*02 TRuC Construct 2: anti-HLA-A*02 TRuC + FOXP3 HLA-A*02+ PBMCs HLA-A2neg TRuC Tregs We tested the effect of Foxp3 overexpression on the TRuC Treg phenotype and functional activity We Chose a GvHD Model to Demonstrate Proof-of-Concept

TRuC Treg Cell Product Maintains Treg Hallmarks: Foxp3 and Helios Expression and Hypomethylated TSDR/CNS

T$_{REG}$ STARTING MATERIAL

TRuC T$_{REG}$ PRODUCT


aHLA-A2
aHLA-A2-Foxp3
Foxp3
Helios

Anti-HLA-A*02 TRuC Treg cells maintain high expression of Foxp3 and Helios.

TSDR/CNS2 METHYLATION PHENOTYPE


D0 CD4
D0 Treg
Treg NT
Treg aHLA-A2
Treg aHLA-A2-Foxp3
CD4 NT
CD4 aHLA-A2
CD4 aHLA-A2-Foxp3
CpG#-44
CpG#-43
CpG#-42
CpG#-41
CpG#-40
CpG#-39
CpG#-38
CpG#-37
CpG#-36
CpG#-35
CpG#-34
100
80
60
40
20
0

TRuC Treg cells maintain hypomethylated TSDR/CNS regions

58

TCR² THERAPEUTICS

Inhibition of T cell proliferation Inhibition of Cytokine Secretion HLA-A2+ Teff HLA-A2neg DCs HLA-A2neg TRuC Tregs 72 hours Proliferation of Teff Cytokines TRuC Treg Cells Suppress Effector T Cell Proliferation and Cytokine Secretion in an In Vitro MLR Assay

HLA-A*02-specific TRuC Treg Cells Provide Better Protection From GvHD than Polyclonal Treg Cells GVHD scored: M/W/F D-1 D0 Irradiated female NSG mice HLA-A2+ PBMCs +/- Treg TRuCs

CAR- or TRuC Tregs were generated against Factor VIII to prevent anti-Factor VIII formation CAR-Tregs secrete high levels of effector cytokines when stimulated in vitro TRuC Tregs suppressed the production of FVIII antibodies better than polyclonal Tregs at 4 and 8 weeks Rana et al., Mol Therapy, 2021 In vivo efficacy Construct Design 48-hr stimulation with recombinant FVIII Potential of TRuC Treg Cells Independently Observed in a Mouse Hemophilia A Model

A Significant BD Opportunity to Unlock TRuC Treg Platform Value

Represents Opportunity Outside of Oncology Focus

- TRuC Tregs build on our clinically validated TRuC-T cell cancer platform
  - Full TCR signaling important for Treg function
  - Natural signaling complex in Tregs to avoid overactivation and effector-like function
  - Established TRuC Treg IP with T cell engineering, PD and manufacturing in place
- Proof of Concept achieved
  - Robust process leading to 70-80-fold Treg expansion while sustaining Treg stability
  - TRuC Tregs targeting HLA-A*02 suppress effector T cells in MLR reaction
  - *In vivo* proof-of-principle for prevention of GvHD by HLA-A*02 PBMCs in a NSG model
- With investment in emerging Treg cell therapies increasing, the TRuC Treg platform is well positioned for leadership in autoimmune disorders
  - Differentiated TRuC Tregs could fill substantial unmet need, including larger indications

62

TCR² THERAPEUTICS

Closing Remarks Garry Menzel, Ph.D. President and Chief Executive Officer

 Advancing a Diverse Pipeline of Solid Tumor Programs MSLN, mesothelin; NSCLC, non-small cell lung cancer; MPM, mesothelioma; GvHD, Graft versus Host Disease

Q&A TCR2 Management and Dr. Hassan